Rule 497(k)

File No. 333-210186

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
FT Vest Fund of Deep Buffer ETFs

Ticker Symbol:	BUFD
Exchange:	Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=BUFD.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  January 2, 2024, are all incorporated by reference into this Summary Prospectus.
January 2, 2024

Investment Objective
The investment objective of the FT Vest Fund of Deep Buffer ETFs (the “Fund”) is to seek to provide investors with capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.85%
Total Annual Fund Operating Expenses	1.05%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by providing investors with US large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of twelve FT Vest U.S. Equity Deep Buffer ETFs (the "Underlying ETFs"). The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or “laddered” nature of the investments in the Underlying ETFs creates diversification of investment time period compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single Underlying ETF due to the timing of investment in such Underlying ETF and the relative price of the reference asset or having limited or no upside potential remaining because of the cap of a single Underlying ETF. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of the SPDR® S&P 500® ETF Trust (“SPY”) and to provide a level of downside protection for at least a portion of the Fund's portfolio at any given time. Depending on when the Fund acquires shares of an Underlying ETF, even with a laddered approach, the cap and/or buffer of an Underlying ETF may be exhausted unless the Fund acquires shares at the beginning of a Target Outcome Period (as defined below). The Fund does not typically buy shares at the beginning of the Target Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Fund's returns are limited by the caps of the Underlying ETFs.
In order to understand the Fund’s strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See “Additional Information on the Fund's Investment Objective and Strategies” for a discussion of the principal investment strategies of the Underlying ETFs.
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of SPY, up to a predetermined upside cap, while providing a deep buffer (before fees and expenses) against losses between -5% and -30% of SPY, over a defined one-year period. The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”) and sub-advised by

Vest Financial LLC (“Vest” or the “Sub-Advisor”). PDR Services, LLC (“PDR”) serves as SPY’s sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P500® Index. See "SPDR® S&P500® ETF Trust" below for more information.
The Underlying ETFs invest substantially all of their assets in FLexible EXchange® Options (“FLEX Options”) on SPY. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. Each Underlying ETF uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, SPY). The pre-determined outcomes sought by the Underlying ETFs, which include a deep buffer against losses between -5% and -30% of SPY and a cap on upside potential, are based on the price return of SPY over an approximate one-year period beginning on the third Friday in the month for which each Underlying ETF is named and ending on the third Friday of the same month in the following year (the “Target Outcome Period”). Each Underlying ETF establishes a new cap annually at the beginning of each Target Outcome Period. See “Deep Buffer and Cap” below under “Additional Information on the Fund’s Investment Objectives and Strategies.”
Each Underlying ETF’s strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon SPY’s returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF’s FLEX Options are generally allowed to expire or sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that approximately every 30 days, one of the Underlying ETFs will undergo a “reset” of its cap and a refresh of its buffer. At any given time, the Fund will generally hold one Underlying ETF with FLEX Options expiring within one month, a second Underlying ETF with FLEX Options expiring within two months, a third Underlying ETF with FLEX Options expiring within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of SPY at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the buffer for the remainder of the Target Outcome Period.
When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and buffer over a defined time period (depending on when the shares were purchased). Alternatively, the Fund’s laddered approach provides a diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of SPY and to provide a level of downside protection as one of the Underlying ETFs will reset its cap and refresh its buffer every month based on the price of SPY at the time of the reset. In other words, the continual and periodic "refreshing" of the Underlying ETF caps and buffers at current SPY prices, is intended to allow the Fund to continue to benefit from increases in the value of SPY and to provide a level of downside protection for at least a portion of the Fund's portfolio at any given time. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of SPY. It also reduces the risk of failing to benefit from an individual Underlying ETF buffer in cases where SPY has depreciated outside that specific buffer level. Approximately every 30 days, one of the Underlying ETFs will undergo a reset of its cap and a refresh of its buffer, meaning that investors will have the ability to benefit from any appreciation in SPY for future periods up to the respective caps of the Underlying ETFs and will have the benefit of the buffer for future periods. A laddered buffer portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.
The Fund intends only to acquire shares of Underlying ETFs in the secondary market and will not engage in any principal transactions with the Underlying ETFs. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 8⅓% per Underlying ETF) quarterly. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between quarterly rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.
The current list of Underlying ETFs in the Fund's portfolio can be found at www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BUFD.
The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF’s website provides important information (including Target Outcome Period start and end dates and the cap (both gross and net of fees) and buffer both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).
Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment in the Underlying

ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund’s laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its buffer annually based on prevailing market conditions.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying referenced index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies. As of December 1, SPY had significant investments in information technology companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Underlying ETFs will be successful in their strategy to buffer against SPY losses if SPY decreases over a Target Outcome Period by -5% to -30%. If SPY decreases over a Target Outcome Period by more than 30% when the Fund acquires shares of an Underlying ETF, the Fund may lose its entire investment in an Underlying ETF. Depending on the price movement of SPY, it is possible that all of the buffers provided by the Underlying ETFs could be exhausted at a given point in time. Each Underlying ETF’s strategy seeks to deliver returns (before fees and expenses) that match the price return of SPY (up to the cap), while limiting downside losses, if shares are bought on the first day of a Target Outcome Period and held until the end of that Target Outcome Period. To the extent the Fund acquires shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalancing, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, to the extent the Fund disposes of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalancing, any such dispositions typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the end of a Target Outcome Period, the buffer that the Underlying ETF seeks to provide may not be available. If the Fund purchases Underlying ETF shares during a Target Outcome Period at a time when the Underlying ETF has decreased in value by 30% or more from the value of the Underlying ETF on the first day of the Target Outcome Period (the “Initial Underlying ETF Value”), the Fund’s buffer will essentially be zero (meaning the Fund can lose its entire investment). If the Fund purchases Underlying ETF shares at a time when the Underlying ETF has decreased in value by more than 5% but less than 30% from the Initial Underlying ETF Value, the Fund’s buffer will be reduced by the difference between -5% and the NAV of the Underlying ETF on the date the Fund purchases the shares.
CAP CHANGE RISK. A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. Each Underlying ETF’s strategy seeks to provide returns (before fees and expenses) that match the price return of SPY for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Fund’s potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), there may be little or no ability for the Fund to experience an investment gain on its shares, however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying

ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. If SPY experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of SPY.
COUNTERPARTY RISK. Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an Underlying ETF and, in turn, the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
FLEX OPTIONS RISK. The Underlying ETFs invest in FLEX Options. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs’ shares and result in the Underlying ETFs and, in turn, the Fund being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETF’s FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETF’s shares. Depending on the nature of this impact to pricing, an Underlying ETF may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETF and whether the Underlying ETF can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of the Underlying ETFs. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as SPY (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of SPY, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and SPY and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFORMATION TECHNOLOGY COMPANIES RISK. SPY invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
LARGE CAPITALIZATION COMPANIES RISK. SPY invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET FLUCTUATION TAX RISK. The Fund is acquiring shares of the Underlying ETFs in the open market. When the Fund sells shares of the Underlying ETFs in the open market, the Fund will recognize gain or loss on the disposition of the shares, which could have a negative impact on Fund returns. In addition, note that the Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. If the Fund effects redemptions for cash, it may be required to sell shares of the Underlying ETFs in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute such shares only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Underlying ETFs' portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Underlying ETFs' ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Underlying ETFs will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SIGNIFICANT EXPOSURE RISK. The Fund intends to generally rebalance its portfolio to equal weight (i.e., 8⅓% per Underlying ETF) quarterly, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.
SPY EQUITY RISK. Because each Underlying ETF holds FLEX Options that reference SPY, each Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
SPY RISK. Each Underlying ETF invests in FLEX Options that reference SPY, which subjects the Underlying ETFs to certain of the risks of owning shares of an ETF as well as the types of instruments in which SPY invests. The value of SPY will fluctuate over time based on fluctuations in the values of the securities held by SPY, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
TARGET OUTCOME PERIOD RISK. Each Underlying ETF’s investment strategy is designed to deliver returns that match the price return of SPY if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund’s investment in Underlying ETF shares may not be buffered against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Fund’s investment period.
TAX RISK FROM INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund has based its analysis of its qualification as a “regulated investment company” (“RIC”) as defined by the Code on the belief that its portfolio funds are themselves RICs. If a portfolio fund were to lose its status as a RIC for purposes of the Code, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re‑qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EXPOSURE RISK. An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund’s investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its buffer at the time that you invest in the Fund, you may derive no buffered protection from the Fund’s investment in that Underlying ETF. See Buffered Loss Risk and Capped Upside Risk above. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses. The Fund does not itself pursue a target outcome strategy and does not provide any buffer against Underlying ETF losses.
UNDERLYING ETF RISK. The Fund’s investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
FT Vest Fund of Deep Buffer ETFs
Calendar Year Total Returns as of 12/31 (1)

(1)
The Fund's calendar year-to-date total return based on net asset value for the period 12/31/22 to 09/30/23 was 7.72%.
During the period shown in the chart above:
	Return	Period Ended
Best Quarter	2.93%	December 31, 2022
Worst Quarter	-7.97%	June 30, 2022
Year-to-Date	7.72%	September 30, 2023
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	Since Inception	Inception Date
Return Before Taxes	-7.43%	-0.98%	1/20/2021
Return After Taxes on Distributions	-7.43%	-0.98%
Return After Taxes on Distributions and Sale of Fund Shares	-4.40%	-0.74%
S&P 500® Index - Price Return (reflects no deduction for fees, expenses or taxes)	-19.44%	-0.16%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial LLC (“Vest” or the “Sub-Advisor”)

Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•
Karan Sood, Managing Director of Vest
•
Howard Rubin, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since January 2021.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=BUFD.
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